Exhibit 10.2

English Translation for Reference Only	Page 1 of 8 of the 6th Addendum to the Lease
Agreement dated 9-9/9-17-1996 between GZU Landthaler
AG & Co. KG and Lionbridge Deutschland GmbH,
drafted on 3-9-2012

6. Addendum

to the

•	Lease Agreement dated 9-9/9-17-1996 (original Lease Agreement dated 7-9-1993 and Addendum dated 1-18-1995),

•	1st Addendum dated 4-28-1998,

•	2nd Addendum dated 6-3-1998,

•	3rd Addendum, including Supplementary Agreement dated 8-25-2003,

•	4th Addendum dated 10-10-2007,

•	5th Addendum dated 12-22/23-2008,

-hereinafter jointly referred to as “Lease Agreement”

between	Gewerbezentrum Unterhaching Landthaler AG & Co. KG
Einsteinring 28
85609 Aschheim / München
Tax office ref no.: 147/235/80103
represented in accordance with the annexed Power of Attorney (Annex 1) by IAMV Immobilien Asset Management Verwaltung GmbH, or Kerstin Gnirk and/or Gerd Dombrowski

- hereinafter referred to as “Lessor”

and	Lionbridge Deutschland GmbH
Oberdörnen 90
42283 Wuppertal
Lessee number: 800.11100200

- hereinafter referred to as “Lessee”

Preamble

The Lease Agreement properly terminated by Lessee on 2-28-2013 is to be continued uninterrupted at modified conditions. Agreement has therefore been reached that the Lease Agreement be modified in the following points and remain otherwise unchanged.

1. § 1 Rental property

(1)	Lessee shall return to Lessor the outdoor car parking spaces Nos. 17, 18, and the parking garage spaces Nos. 333, 334 on 2-29-2012, as well as the basement storage area (fully vacated with the exception of the shelving already installed at the time of moving in, cleaned and with freshly painted walls) on 2-28-2013, so that from said dates onwards, only the following areas and parking spaces shall be rented at Inselkammerstr. 11 in 82008 Unterhaching:

ab dem 01.03.2012

a) Büroflächen im Bauteil D, 2. OG links	Größe ca. 253,47 m2

b) Büroflächen im Bauteil D, 2. OG rechts	Größe ca. 586,36 m2

c) Lagerflächen im Bauteil D, UG (unbeheizt)	Größe ca. 82,56 m2

Seile 2 von 8 des 6. Nachtrags zum Mietvertrag vom
09.09./17.09.1996 zwischen GZU Landthaler AG & Co. KG
und Lionbridge Deutschland GmbH,
erstellt am 09.03.2012

d) 12 Stück Hügelgaragenstellplätze gemäß beigefügtem Grundrissplan (Anlage 2)

-NEU-

e) 2 Stück Außenstellplätze gemäß beigefügtem Grundrissplan (Anlage 3)	-NEU-

Beheizbar sind ab dem 01.03.2012 Räume in einer Gesamtgröße von 839,83 m2.

ab dem 01.03.2013

a) Büroflächen im Bauteil D, 2. OG links	Größe ca. 253,47 m2

b) Büroflächen im Bauteil D, 2. OG rechts	Größe ca. 586,36 m2

c) -entfällt-		-NEU-

d) 12 Stück Hügelgaragenstellplätze gemäß beigefügtem Grundrissplan (Anlage 2)

e) 2 Stück Außenstellplätze gemäß beigefügtem Grundrissplan (Anlage 3)

Beheizbar sind ab dem 01.03.2013 Räume in einer Gesamtgröße von 839,83 m2.

Die Absätze (2) und (3) bleiben unverändert.

2. § 2 Rental period

(1)	The Lease Agreement for the remaining rented premises after 3-1-2013 according to § 1 paragraph (1) shall be extended until 2-28-2018.

Lessee is awarded a one-time special right of termination on 2-29-2016, which must be exercised by registered mail and must be received by Lessor at the latest by 2-28-2015. Should Lessee exercise this special right of termination, a compensation payment to the amount of € 37,900 plus statutory value-added tax, currently of 19% or € 7,201, i.e. the gross sum of € 45,101 shall be payable to Lessor simultaneously with the rent payment for February 2016.

Paragraphs (2) to (7) remain unaffected.

3. § 3 Rent and running costs

(1)	The monthly rent for the rented premises shall amount to

vom 01.03.2012 bis 28.02.2013

zu § 1 Abs. (1) a):	2.331,92 €	(i. W. zweitausenddreihunderteinunddreißig, 92/100 = 9,20 €/m2)

zu § 1 Abs. (1) b):	5.394,51 €	(i. W. fünftausenddreihundertvierundneunzig, 51/100 = 9,20 €/m2)

zu § 1 Abs. (1) c):	411,80 €	(i. W. vierhundertelf, 80/100)

Seite 3 von 8 des 6. Nachtrags zum Mietvertrag vom 09.09./17.09.1996 zwischen GZU Landthaler AG & Co. KG und Lionbridge Deutschland GmbH,
erstellt am 09.03.2012

zu § 1 Abs. (1) d):	624,00 €	(i. W, sechshundertvierundzwanzig = 52,00 €/Hügelgaragenstellplatz)

zu § 1 Abs. (1) e):	72,00 €	(i. W. zweiundsiebzig = 36,00 €/Außenstellplatz)

Gesamt:	8.834,23 €	(i. W. achttausendachthundertvierunddreißig, 23/100)

vom 01.03.2013 bis 31.03.2013

zu § 1 Abs. (1) a):	0,00 €	(i. W. null = mietfrei)

zu § 1 Abs. (1) b):	0,00 €	(i. W. null = mietfrei)

zu § 1 Abs. (1) c):	-entfällt-

zu § 1 Abs. (1) d):	624,00 €	(i. W. sechshundertvierundzwanzig = 52,00 € / Hügelgaragenstellplatz)

zu § 1 Abs. (1) e):	72,00 €	(i. W. zweiundsiebzig = 36,00 € / Außenstellplatz)

Gesamt:	696,00 €	(i. W. sechshundertsechsundneunzig)

vom 01.04.2013 bis 28.02.2014

zu § 1 Abs. (1) a):	2.027,76 €	(i. W. zweitausendsiebenundzwanzig, 76/100 = 8,00 €/m2)

zu § 1 Abs. (1) b):	4.690,88 €	(i. W. viertausendsechshundertneunzig, 88/100 = 8,00 €/m2)

zu § 1 Abs. (1) c):	-entfällt-

zu § 1 Abs. (1) d):	624,00 €	(i. W, sechshundertvierundzwanzig = 52,00 € / Hügelgaragenstellplatz)

zu § 1 Abs. (1) e):	72,00 €	(i. W. zweiundsiebzig = 36,00 €/Außenstellplatz)

Gesamt:	7.414,64 €	(i. W. siebentausendvierhundertvierzehn, 64/100)

vom 01.03.2014 bis 31.03.2014

zu § 1 Abs. (1) a):	0,00 €	(i. W. null = mietfrei)

zu § 1 Abs. (1) b):	0,00 €	[i. W. null = mietfrei)

zu § 1 Abs. (1) c):	-entfällt-

zu § 1 Abs. (1) d):	624,00 €	(i. W. sechshundertvierundzwanzig = 52,00 € / Hügelgaragenstellplatz)

zu § 1 Abs. (1) e):	72,00 €	(i. W. zweiundsiebzig = 36,00 €/Außenstellplatz)

Seile 4 von 8 des 6. Nachtrags zum Mietvertrag vom 09.09./17.09.1996 zwischen GZU Landthaler AG & Co. KG und Lionbridge Deutschland GmbH, erstellt am 09.03.2012

Gesamt:	696,00 €	(i. W. sechshundertsechsundneunzig)

vom 01.04.2014 bis 28.02.2015

zu § 1 Abs. (1) a):	2.027,76 €	(i. W. zweitausendsiebenundzwanzig, 76/100 = 8,00 €/m2)

zu § 1 Abs. (1) b):	4.690,88 €	(i. W. viertausendsechshundertneunzig, 88/100 = 8,00 €/m2)

zu § 1 Abs. (1) c):	-entfällt-

zu § 1 Abs. (1) d):	624,00 €	(i. W. sechshundertvierundzwanzig = 52,00 € / Hügelgaragenstellplatz)

zu § 1 Abs. (1) e):	72,00 €	(i. W. zweiundsiebzig = 36,00 € / Außenstellplatz)

Gesamt:	7.414,64 €	(i. W. siebentausendvierhundertvierzehn, 64/100)

vom 01.03.2015 bis 31.03.2015

zu § 1 Abs. (1) a):	0,00 €	(i. W. null = mietfrei)

zu § 1 Abs. (1) b):	0,00 €	(i. W. null = mietfrei)

zu § 1 Abs. (1) c):	-entfällt-

zu § 1 Abs. (1) d):	624,00 €	(i. W. sechshundertvierundzwanzig = 52,00 € / Hügelgaragenstellplatz)

zu § 1 Abs. (1) e):	72,00 €	(i. W. zweiundsiebzig = 36,00 €/Außenstellplatz)

Gesamt:	696,00 €	(i. W. sechshundertsechsundneunzig)

ab dem 01.04.2015 zu

§ 1 Abs. (1) a):	2.027,76 €	(i. W. zweitausendsiebenundzwanzig, 76/100 = 8,00 €/m2)

zu § 1 Abs. (1) b):	4.690,88 €	(i. W. viertausendsechshundertneunzig, 88/100 = 8,00 €/m2)

zu § 1 Abs. (1) c ) :	-entfällt-

zu § 1 Abs. (1) d):	624,00 €	(i. W. sechshundertvierundzwanzig = 52,00 € / Hügelgaragenstellplatz)

zu § 1 Abs. (1) e):	72,00 €	(i. W. zweiundsiebzig = 36,00 €/Außenstellplatz)

Gesamt:	7414,64 €	(i. W. siebentausendvierhundertvierzehn, 64/100)

(2)	-Unchanged-

Seite 5 von 8 des 6. Nachtrags zum Mietvertrag vom

09.09./17.09.1996 zwischen GZU Landthaler AG & Co. KG

und Lionbridge Deutschland GmbH,

erstellt am 09.03.2012

(3)	The running costs for the premises are not included in the rent and shall therefore be paid separately on a monthly basis as follows:

Costs for heating, hot water supply and running costs, advance payment:

vom 01.03.2012 – 28.02.2013

839,83 m2 × 2,40 €/m2 = 2,015,59 € (i. W. zweitausendfünfzehn, 59/100)

    82,56 m2 × 1,10 €/m2 =         90,82 € (i. W. neunzig, 82/100)

Gesamt:                                     2.106,11 € (i. W. zweitausendeinhundertsechs, 11/100)

ab dem 01.03.2013

839,83 m2 × 2,40 €/m2 = 2.015,59 € (i. W. zweitausendfünfzehn, 59/100)

(4)	Total monthly payments amount to

vom 01.03.2012 bis 28.02.2013

Mietzins - § 3 (1)	8.834,23	€
Betriebskosten - § 3 (2)	2.106,11	€
Gesamt:	10.940,34	€
Mehrwertsteuer, zur Zeit 19%	2.078,66	€

Monatliche Gesamtzahlung:	13.019.00	€

vom 01.03.2013 bis 31.03.2013

Mietzins - § 3 (1)	696,00	€
Betriebskosten - § 3 (2)	2.015,59	€
Gesamt:	2.711,59	€
Mehrwertsteuer, zur Zeit 19%	515,20	€

Monatliche Gesamtzahlung:	3.226,79	€

Seite 6 von 8 des 6. Nachtrags zum Mietvertrag vom

09.09./17.09.1996 zwischen GZU Landthaler AG & Co. KG

und Lionbridge Deutschland GmbH,

erstellt am 09.03.2012

vom 01.04.2013 bis 28.02.2014

Mietzins - § 3 (1)	7.414,64	€
Betriebskosten - § 3 (2)	2.015,59	€
Gesamt:	9.430,23	€
Mehrwertsteuer, zur Zeit 19%	1.791,74	€

Monatliche Gesamtzahlung:	11.221,97	€

vom 01.03.2014 bis 31.03.2014

Mietzins - § 3 (1)	696,00	€
Betriebskosten - § 3 (2)	2.015,59	€
Gesamt:	2.711,59	€
Mehrwertsteuer, zur Zeit 19%	515,20	€

Monatliche Gesamtzahlung:	3226,79	€

vom 01.04.2014 bis 28.02.2015

Mietzins - § 3 (1)	7.414,64	€
Betriebskosten - § 3 (2)	2.015,59	€
Gesamt:	9.430,23	€
Mehrwertsteuer, zur Zeit 19%	1.791,74	€

Monatliche Gesamtzahlung:	11.221,97	€

vom 01.03.2015 bis 31.03.2015

Mietzins - § 3 (1)	696,00	€
Betriebskosten - § 3 (2)	2.015,59	€
Gesamt:	2.711,59	€
Mehrwertsteuer, zur Zeit 19%	515,20	€

Monatliche Gesamtzahlung:	3226,79	€

Seite 7 von 8 des 6. Nachtrags zum Mietvertrag vom

09.09./17.09.1996 zwischen GZU Landthaler AG & Co. KG

und Lionbridge Deutschland GmbH,

erstellt am 09.03.2012

ab dem 01.04.2015

Mietzins - § 3 (1)	7.414,64	€
Betriebskosten - § 3 (2)	2.015,59	€
Gesamt:	9.430,23	€
Mehrwertsteuer, zur Zeit 19%	1.791,74	€

Monatliche Gesamtzahlung:	11.221,97	€

Paragraphs (4) to (5) remain applicable unchanged.

4. § 7 Amount of rent and utility costs

(1)	-Unchanged-

(2)	The following applies to changes to the rent, as far as legally permissible:

Should the consumer price index set by the Federal Statistical Office, based on the last base year prior to conclusion of the Agreement (2005) = 100 points, change in future by a minimum of 10 % with respect to the price index applicable for the month of March 2012, a change to the total amount of rent according to § 3 paragraph (1) enters into effect from the beginning of the month following the index change, at the same percentage ratio as the index change, without the necessity for any request with regard to an increase or reduction. As soon as the index has then changed by 10 % again since the time of the last change, the basic rent is once again to be adapted. Should one of the Parties to the Agreement neglect to adapt the basic rent in accordance with the index change, the other Party is not entitled to assert any associated rights. Backdated payments may be requested, even following a lengthy time period. The Lessee also undertakes to expressly and independently monitor the index trends with regard to changes in the rent payments.

Paragraphs (3) to (5) remain unaffected.

5. No Lessor expenditures on rented premises

The Parties agree that in exchange for the exceptionally low rate of rent charged to Lessee up to and including 2-28-2018, Lessor shall be exempt, regardless of any contractual obligations, from making any expenditures with regard to the rented premises (in particular cosmetic repairs, conversions or improvements, technical equipment).

6. Final provisions

(1)	Supplements or amendments to this Agreement/Addendum must be in written form. Any verbal agreements made prior to or following conclusion of the Agreement are ineffective. Revocation of the requirement of written from must also be in written form.

Page 1 of 8 of the 6th Addendum to the Lease Agreement dated 9-

9/9-17-1996 between GZU Landthaler AG & Co. KG and

Lionbridge Deutschland GmbH,

drafted on 3-9-2012

(2)	Both Parties are aware of the requirement of written form pursuant to section 550, clause 1, sentence 126 of the German Civil Code (BGB). They undertake to perform all actions and provide any explanations necessary for compliance with these formal requirements upon request from the respective other Party and not to prematurely terminate the Lease Agreement until such time on the grounds of non-compliance with the requirement of written form. This applies in particular to the conclusion of Addendum, Amendment or Supplemental Agreements.

(3)	Should any of the provisions of this Agreement be or become invalid, the validity of the Agreement as a whole shall not be prejudiced. The regulation in question shall be replaced by the Parties with an other, appropriate provision, which comes closest to the intention of the original provision. Otherwise, insofar as no other agreements have been made, the statutory provisions shall apply.

(4)	Should this Lease Agreement initially be signed by only one Party and then handed or sent to the other party for signature, it shall apply as an offer until the conclusion of this Lease Agreement, which the other Party may effectively accept within a period of 4 weeks in accordance with section 148 of the German Civil Code (BGB) This acceptance period shall be deemed to have been met if the countersigned Lease Agreement (declaration of acceptance) has been mailed within the abovementioned period. The postmark date shall serve as proof.

(5)	The place of fulfillment for Lessee’s payment obligations and for any disputes arising from this Agreement or for all other disputes pertaining to rental of the premises shall be Munich.

Aschheim / Munich,

GZU Landthaler AG & Co. KG	Lionbridge Deutschland GmbH
(Lessor), represented by	(Lessee)

IAMV Immobilien Asset Management Verwaltung

GmbH, or Kerstin Gnirk and/or Gerd Dombrowski

Original Addendum is in German

Seite1 von 8 des 6. Nachtrags zum Mietvertrag vom

09.09./17.09.1996 zwischen GZU Landthaler AG & Co. KG

und Lionbridge Deutschland GmbH,

erstellt om 19.03.2012

6. Nachtrag

zum

•	Mietvertrag vom 09.09./17.09.1996 (ursprunglich Mietvertag vom 09.07.1993 und nachtrag vom 18.01. 1995),

•	1. Nachtrag vom 28.04.1998,

•	2. Nachtrag vom 03.06.1998,

•	3. Nachtrag einschliefllich Zusatzvereinbarung vom 25.08.2003,

•	4. Nachtrag vom 10.10.2007,

•	5. Nachtrag vom 22./23.12.2008,

-nachfolgend einheitlich „Mietvertrag”-

zwischen	Gewerbezentrum Unterhaching Landthaler AG & Co. KG
Einsteinring 28
85609 Aschheim / München
Steuernummer: 147/235/80103
vertreten gemäß beigefügter Vollmacht (Anlage 1) durch die IAMV lmmobi- lien
Asset Management Verwaltung GmbH bzw. Kerstin Gnirk und/oder Gerd
Dombrowski

- nachstehend „Vermieter”-

und	Lionbridge Deutschland GmbH
Oberdörnen 90
42283 Wuppertal
Mieternummer:800.11100200

- nachstehend „Mieter”-

Präambel

Das vom Mieter ordentlich zum 28.02.2013 gekündigte Mietverhältnis soll ununterbrochen zu geänder ten Konditonen fortgesetzt werden. Es besteht deshalb Einigung, dass der Mietvertrag in folgenden Punk ten geändert wird und im Übrigen unverändert fort besteht.

1 • § 1 Mietsache

(1)	Der Mieter gibt zum 29.02.2012 die Außenstellplätze Nr. 17,18 und die Hügelgaragenstellplätze Nr. 333,334 sowie zum 28.02.2013 die Lagerfläche im UG (vollständig geräumt -mit Ausnahme der bereits bei Einzug vorhandenen Regale- gereinigt und mit frisch gestrichenen Wänden) an den Vermieter zuruck, so doss noch die folgenden Fliichen und Stellpliitze in der /nselkammerstr. 11 in 82008 Unterhaching vermietet sind:

ab dem 01.03.2012

a) Büroflächen im Bauteil D, 2. OG links	Größe ca. 253,47 m2

b) Büroflächen im Bauteil D, 2. OG rechts	Größe ca. 586,36 m2

c) Lagerflächen im Bauteil D, UG {unbeheizt)	Größe ca. 82,56 m2

Seite 2 von 8 des 6. Nachtrags zum Mietvertrag vom 09.09./17.09.1996

zwischen GZU Landthaler AG & Co. KG und Lionbridge Deutschland GmbH,

erstellt om 19.03.2012

d)	12 Stück Hűgelgaragenstellplätze gemäß beigefügtem Grundrissplan (Anlage 2)

        -NEU-

e)	2 Stück Außenstellplätze gemäß beigefügtem Grundrissplan (Anlage 3) -NEU-

Beheizbar sind ab dem 01.03.2012 Räume in einer Gesamtgröße van 839,83 m2 •

ab dem 01.03.2013

a)	Büroflächen im Bauteil D, 2. OG links	Größe ca. 253,47 m2

b)	Büroflächen n im Bauteil D, 2. OG rechts	Größe ca. 586,36 m2

c)	-entfällt-	NEU-

d)	12 Stück Hugelgaragenstellplätze gemäß beigefügtem Grundrissplan (Anlage 2)

e)	2 Stück Außenstellplätze gemäß beigefügtem Grundrissplan (Anlage 3)

Beheizbar sind ab dem 01.03.2013 Räume in einer Gesamtgröße von 839,83 m2

Die Absätze (2) und (3) bleiben unverändert.

2. § 2 Mietzeit

(1)	Das Mietverhältnis fur die ab dem 01.03.2013 nach § 1 Abs. (1) verbleibenden Mietgegens tände wird fest verlängert bis zum 28.02.2018.

Der Mieter erhält ein einmaligen Sonderkündigungsrecht zum 29.02.2016, doss mit einge schriebenem Brief auszuüben ist, der dem Vermieter spätestens am 28.02.2015 zugehen muss.Übt der Mieter dieses Sonderkündigungsrecht aus, wird gleichzeitig und ohne gesonderte Rech nungslegung mit der Miete für Februar 2016 eine Abstandszahlung in Höhe von 37.900,00 € zzgl. gesetzlicher Mehrwertsteuer, z. Z. 19%: 7.201,00 €, mithin 45.1 01,00 € brutto zur zah lung an den Vermieter fällig.

Die Absätze (2) bis (7) bleiben unverändert.

3. § 3 Mietzins und Betriebskosten

(1)	Die Miete beträgt monatlich für die Mieträume

Seite 3 von 8 des 6. Nachtrags zum Mietvertrag vom

09.09./17.09.1996 zwischen GZU Landthaler AG & Co. KG

und Lionbridge Deutschland GmbH,

erstellt om 19.03.2012

vom 01.03.2012 bis 28.02.2013

zu § 1 Abs. (1) a):	2.331,92 €	(i. W. zweitausenddreihunderteinunddreiBig, 92 /100 = 9,20 € /m2)

zu § 1 Abs. (1) b):	5.394,51 €	(i. W. fünftausenddreihundertvierundneunzig, 51 /100 = 9,20 € /m2 )

zu § 1 Abs. (1) c):	411,80 €	(i. W. vierhundertelf, 80 /1 00)

zu § 1 Abs. (1) d):	624,00 €	(i. W. sechshundertvierundzwanzig = 52,00 € I Hügelgaragenstellplatz)

zu § 1 Abs. (1) e):	72,00 €	(i. W. zweiundsiebzig = 36,00 € / Außenstellplatz)

Gesamt:	8.834,23 €	(i. W. achttausendachthundertvierunddreiBig, 23 /100)

vom 01.03.2013 bis 31.03.2013

zu § 1 Abs. (1) a):	0,00 €	(i. W. null = mietfrei)

zu § 1 Abs. (1) b):	0,00 €	(i. W. null = mietfrei)

zu § 1 Abs. (1) c):	-entfällt-

zu § 1 Abs. (1) d):	624,00 €	(i. W. sechshundertvierundzwanzig = 52,00 € / Hügelgaragenstellplatz)

zu § 1 Abs. (1) e):	72,00 €	(i. W. zweiundsiebzig = 36,00 € / Außenstellplatz)

Gesamt:	696,00 €	(i. W. sechshundertsechsundneunzig)

vom 01.04.2013 bis 28.02.2014

zu § 1 Abs. (1) a):	2.027,76 €	(i. W. zweitausendsiebenundzwanzig, 76/100 = 8,00 € /m2 )

zu § 1 Abs. (1) b):	4.690,88 €	(i. W. viertausendsechshundertneunzig, 88/100 = 8,00 € /m2 )

zu § 1 Abs. (1) c):	-entfällt-

zu § 1 Abs. (1) d):	624,00 €	(i. W. sechshundertvierundzwanzig 52,00 € I Hügelgaragenstellplatz)

zu § 1 Abs. (1) e):	72,00 €	(i. W. zweiundsiebzig = 36,00 € / Außenstellplatz)

Gesamt:	7.414,64 €	(i. W. siebentausendvierhundertvierzehn, 64 /100)

Seite 4 von 8 des 6. Nachtrags zum Mietvertrag vom

09.09./17.09.1996 zwischen GZU Landthaler AG & Co. KG

und Lionbridge Deutschland GmbH,

erstellt om 19.03.2012

vom 01.03.2014 bis 31.03.2014

zu § 1 Abs. (1) a):	0,00€	(i. W. null mietfrei)

zu § 1 Abs. (1) b):	0,00€	(i. W. null mietfrei)

zu § 1 Abs. (1) c):	-entfällt-

zu § 1 Abs. (1) d):	624,00€	(i. W. sechshundertvierundzwanzig = 52,00 € I Hügelgaragenstellplatz)

zu § 1 Abs. (1) e):	72,00€	(i. W. zweiundsiebzig = 36,00 € / Außenstellplatz)

Gesamt:	696,00€	(i. W. sechshundertsechsundneunzig)

vom 01.04.2014 bis 28.02.2015

zu § 1 Abs. (1) a}:	2.027,76€	(i. W. zweitausendsiebenundzwanzig, 76 /100 = 8,00 € / m2)

zu § 1 Abs. (1) b):	4.690,88€	(i. W. viertausendsechshundertneunzig, 88 /100 = 8,00 € / m2)

zu § 1 Abs. (1) c):	-entfällt-

zu § 1 Abs. (1) d):	624,00 €	(i. W. sechshundertvierundzwanzig = 52,00 € I Hügelgaragenstellplatz)

zu § 1 Abs. (1) e):	72,00 €	(i. W. zweiundsiebzig = 36,00 € / Außenstellplatz)

Gesamt:	7.414,64€	(i. W. siebentausendvierhundertvierzehn, 64 / 100)

vom 01.03.2015 bis 31.03.2015

zu § 1 Abs. (1) a):	0,00 €	(i. W. null = mietfrei)

zu § 1 Abs. (1) b):	0,00 €	(i. W. null = mietfrei)

zu § 1 Abs. (1) c):	-entfällt-

zu § 1 Abs. (1) d):	624,00€	(i. W. sechshundertvierundzwanzig = 52,00 € I Hügelgaragenstellplatz)

zu § 1 Abs. (1) e):	72,00€	(i. W. zweiundsiebzig = 36,00 € / Außenstellplatz)

Gesamt:	696,00€	(i. W. sechshundertsechsundneunzig)

Seite 5 von 8 des 6. Nachtrags zum Mietvertrag vom

09.09./17.09.1996 zwischen GZU Landthaler AG & Co. KG

und Lionbridge Deutschland GmbH,

erstellt om 19.03.2012

ab dem 01.04.2015

zu § 1 Abs. (1) a}:	2.027,76€	(i. W. zweitausendsiebenundzwanzig, 76 /100 = 8,00 € /m2)

zu § 1 Abs. (1) b):	4.690,88€	(i. W. viertausendsechshundertneunzig, 88 /100 = 8,00 € / m2)

zu § 1 Abs. (1) c):	-entfällt-

zu § 1 Abs. (1) d):	624,00 €	(i. W. sechshundertvierundzwanzig = 52,00 € I Hügelgaragenstellplatz)

zu § 1 Abs. (1) e):	72,00 €	(i. W. zweiundsiebzig = 36,00 € / Außenstellplatz)

Gesamt:	7.414,64€	(i. W. siebentausendvierhundertvierzehn, 64 /100)

(2)	-unverändert-

(3)	Die Betriebskosten der Liegenschaft sind im Mietzins nicht enthalten und sind deshalb monatlich wie folgt gesondert zu zahlen:

Kosten für Heiz- und Warmwasserversorgung

und Betriebskosten, Vorauszahlung:

vom 01.03.2012- 28.02.2013

839,83 m2 × 2,40 €/m2	=	2.015,59 € (i. W. zweitausendfünfzehn, 59 /100)
82,56 m2 × 1,10 €/m2	=	90,82 € (i. W. neunzig, 82 /100)
Gesamt:		2.106,11 € (i. W. zweitausendeinhundertsechs, 11 /100)

ab dem 01.03.2013

839,83 m2 × 2,40 €/ m2	=	2.015,59 € (i. W. zweitausendfunfzehn, 59 /100)

(4)	Die monatliche Gesamtzahlung beträgt

vom 01.03.2012 bis 28.02.2013

Mietzins- § 3 (1)	8.834,23	€
Betriebskasten - § 3 (2)	2.106,11	€
Gesamt:	10.940,34	€
Mehrwertsteuer, zur Zeit 19%	2.078,66	€

Monatliche Gesamtzahlung:	13.019.00	€

Seite 6 von 8 des 6. Nachtrags zum Mietvertrag vom 09.09./17.09.1996

zwischen GZU Landthaler AG & Co. KG und Lionbridge Deutschland GmbH,

erstellt om 19.03.2012

vom 01.03.2013 bis 31.03.2013

Mietzins- § 3 (1)	696,00	€
Betriebskosten- § 3 (2)	2.015,59	€
Gesamt:	2.711,59	€
Mehrwertsteuer, zur Zeit 19%	515,20	€

Monatliche Gesamtzahlung:	3.226.79	€

vom 01.04.2013 bis 28.02.2014

Mietzins ·§ 3 (1)	7.414,64	€
Betriebskosten ·§ 3 (2)	2.015,59	€
Gesamt:	9.430,23	€
Mehrwertsteuer zur Zeit 19%	1.791,74	€

Monatliche Gesamtzahlung:	11.221,97	€

vom 01.03.2014 bis 31.03.2014

Mietzins ·§ 3 (1)	696,00	€
Betriebskosten ·§ 3 (2)	2.015,59	€
Gesamt:	2.711,59	€
Mehrwertsteuer, zur Zeit 19%	515,20	€

Monatliche Gesamtzahlung:	3.226,79	€

vom 01 .04.2014 bis 28.02.2015

Mietzins ·§ 3 (1)	7.414,64	€
Betriebskosten ·§ 3 (2)	2.015,59	€
Gesamt:	9.430,23	€
Mehrwertsteuer, zur Zeit 19%	1.791,74	€

Monatliche Gesamtzahlung:	11.221.97	€

Seite 7 von 8 des 6. Nachtrags zum Mietvertrag vom 09.09./17.09.1996

zwischen GZU Landthaler AG & Co. KG und Lionbridge Deutschland GmbH,

erstellt om 19.03.2012

vom 01.03.2015 bis 31.03.2015

Mietzins ·§ 3 (1)	696,00	€
Betriebskosten ·§ 3 (2)	2.015,59	€
Gesamt:	2.711,59	€
Mehrwertsteuer, zur Zeit 19%	515,20	€

Monatliche Gesamtzahlung:	3.226,79	€

ab dem 01.04.2015

Mietzins- § 3 (1)	7.414,64	€
Betriebskosten- § 3 (2)	2.015,59	€
Gesamt:	9.430,23	€
Mehrwertsteuer, zur Zeit 19%	1.791,74	€

Monatliche Gesamtzahlung:	11.221.97	€

Die Absätze (4) und (5) gelten unverändert fort.

4. § 7 Höhe des Mietzinses und der Nebenkosten

(1)	-unverändert-

(2)	Für die Änderung des Mietzinses gilt, soweit gesetzlich zulässig Folgendes:

Ändert sich der vom Statistischen Bundesamt festgestellte Verbraucherpreisindex, ausgehend von dem letzten vor Vertragsabschluss festgestellten Basisjahr (2005) =100 Punkte, kunftig gegen über dem für den Monet März 2013 geltenden Preisindex um mindestens 10%, so tritt von dem Beginn des auf diese Änderung folgenden Monats an eine Änderung der Höhe der Gesamtmie te nach § 3 Abs. (1) im gleichen prozentualen Verhiiltnis zur lndexiinderung ein, und zwar oh ne, dass es hierzu noch eines besonderes Erhöhungs- oder Verminderungsbegehrens bedürfte. Sobald der Index sich dann erneut urn 10% seit dem Zeitpunkt der letzten Änderung verändert hat, passt sich die Grundmiete erneut an. Wenn eine Seite es vergisst, entsprechend der lndex änderung die Grundmiete anzupassen, kann die andere Seite daraus nichts herleiten. Es können dann jeweils Nachzahlungen auch noch über einen längeren Zeitraum verlangt werden. Auch der Mieter verpflichtet sich ausdrűcklich selbst zur Beobachtung der lndexentwicklungen ent sprechend der Anpassung der Mietzahlungen.

Die Absätze (3) bis (5) bleiben unverändert.

Seite 8 von 8 des 6. Nachtrags zum Mietvertrag vom 09.09./17.09.1996

zwischen GZU Landthaler AG & Co. KG und Lionbridge Deutschland GmbH,

erstellt om 19.03.2012

5. Keine lnvestitionen des Vermieters in die Mietfläche

Die Parteien vereinbaren, dass der Vermieter im Gegenzug für den ausnahmsweise dem Mieter gewähr ten besonders günstigen Mietpreis bis einschließlich 28.02.2018 -unabhängig von etwaigen vertragli chen Verpflichtungen keinerelei lnvestitionen in die Mietsache (insbesondere Schönheitsreparaturen, Um und Ausbauten, technische Ausstattung) vornehmen muss.

6. Abschließende Bestimmungen

(l)	Ergänzungen oder Änderungen dieses Vertrages/Nachtrages bedürlen der Schriftform. Andere vor oder nach Vertragsschluss getroffenen mündlichen Abreden sind unwirksam. Auch die Ab änderung des Schriftformerlordernisses bedarl der Schriftform.

(2)	Den Parteien sind die Schriftformerfordernisse der §§ 550 Satz 1, 26 BGB bekannt. Sie ver pflichten sich, auf Verlangen der jeweils anderen Partei alle Handlungen vorzunehmen und Er klörungen abzugeben, die zur Einhaltung dieser Formvorschriften erforderlich sind, und den Mietvertrag bis zu diesem Zeitpunkt nicht unter Berufung auf die Nichteinhaltung des Schrift formerfordernisses vorzeitig zu kündigen. Dies gilt insbesondere bei Abschluss von Nachtrags-, Änderungs- oder Ergänzungsverträgen.

(3)	Sollte eine der Vertragsbestimmungen unwirksam sein oder werden, berührt dies nicht die Wirk samkeit des gesamten Vertrages. Die entsprechende Regelung ist von den Parteien durch eine andere angemessene Bestimmung zu ersetzen, die dem mit der ursprünglichen Vertragsbestim mung beabsichtigten Zweck am nächsten kommt. lm übrigen gelten, soweit nicht anders verein bart, die gesetzlichen Bestimmungen.

(4)	Wird dieser Mietvertrag zunächst nur von einer Partei unterzeichnet und der anderen Partei zur Unterzeichnung ausgehändigt oder versandt, so gilt dies als Angebot zum Abschluss dieses Mietvertrags, das die andere Partei gemäß § 148 BGB innerhalb einer Frist von 4 Wochen wirksam annehmen kann. Die Annahmefrist ist gewahrt, wenn der gegengezeichnete Mietver trag (Annahmeerklärung) innerhalb dieser Frist zur Post gegeben wurde. Als Beleg gilt das Da tum des Poststempels.

(5)	Erfüllungsort für die Zahlungspflichten des Mieters sowie für Streitigkeiten aus diesem Vertrag oder für alle sonstigen die Raumüberlassung berührenden Streitigkeiten ist München.

Aschheim / München, 29. März 2012	24. März 2012

GZ Unterhachlng
Landthaler AG & Co. KG
/s/ Frank Schramek
GZU Landthaler AG & Co. KG Mieter)	Lionbridge Deutschland GmbH

IAMV Immobilien Asset Management	26. März 2012
Verwaltung GmbH bzw. Kerstin Gnirk und/oder
Gerd Domrowski (signature not legible)	/s/ Tom Spel

Vollmachtserteilung zur Unterzeichnung von Mietverträgen

für die

Gewerbezentrum Unterhaching Landthaler AG & Co. KG

Hiermit bevollmächtigt die Gewerbezentrum Unterhaching Landthaler AG & Co. KG (nochfolgend „EMU Fonds”), eingetragen im Handelsregister des Amtsgerichts München unter HRA 65324, vertrelen durch die Komplementärin, die SHB Innovative Fondskonzepte AG, eingetragen im Handelsregister des Amtsgerichts München unter HRB 134028,diese vertreten durch den Vorstond Thomas Vogel („Vollmachtgeber”)

1.	die Firma IAMV lmmobilien Asset Management Verwaltung GmbH,

eingetragen im Handelsregister des Amtsgerichts München unter HRB 159819 geschäftsansassig: Einsteinring 28, 85609 Aschheim I München

2.	Frau Kerstin Gnirk,

Fondsmanagerin dar SHB Innovative Fondskonzepte AG

eingetragen im Handelsregister des Amtsgerichts München unter HRB 134028,

geschaftsansassig: Einsteinring 28, 85609 Aschheim I Miinchen

3.	Herrn Gerd Dombrowski,

Fondsmanager dar SHB Innovative Fondskonzepte AG,

eingetragen im Handelsregister des Amtsgerichts München unter HRB 134 028,

geschäftsansassig:Einsteinring 28, 85609 Aschheim I München

(die unter Ziffer 1. bis 3. Genannten Personen/Firmo nochfolgend einzeln „Bevollmiichtigter” und gemeinsam ,Bevollmächtigte”)

in lhrer Eigenschaft als Bevollmächtigte den Vollmachtgeber in seiner Eigenschaft als Eigentümer und Vermieter des Objekts Erlenhofpark, lnselkammerslr. 5, 7-12 und 14, 82008 Unterhaching bei Abschluss, Aufhebung, Anpassung oder Änderung von Mietverträgen einzeln zu vertreten, wobei die in der jeweils zuletzt güitigen

Vermietungsrichtlinie genannten Genehmigungskriterien, die allen Bevollmächtigten bekannt sind, einzuhalten sind oder wenn dies ausnahmsweise nicht der Fall ist, eine Zustimmung des Miet-jour fix mit einfacher Mehrheit (inkl. der Zustimmung von Kerstin Gnirk oder/und Gerd Dombrowski) der abstimmungsberechtigten Teilnehmer erzielt wurde. Alle Verträge müssen immer von mindestens 2 Bevollmächtigten oder deren gesetzlichen Vertretern gemeinschaftlich (stets 2 Unterschriften) unterzeichnet werden, wobei die Unterzeichnung durch zwei gesetzliche Vertreter der IAMV lmmobilien Asset Management Verwaltung GmbH ebenso ausreichend ist wie die gemeinschaftlichen Unterschriften von Kerstin Gnirk oder Gerd Dombrowski zusammen mit einem gesetzlichen Vertreter der IAMV lmmobilien Asset Management Verwaltung GmbH.

Die Bevollmächtigten sind ermächtigt, alle Erklärungen abzugeben, die nach Auffassung der Bevollmächtigten zur Umsetzung der oben genannten Vollmacht erforderlich oder sachdienlich werden. Die Vollmacht soll umfassend ausgelegt werden, um den Zweck ihrer Erteilung zu verwirklichen.

Auslegung und Umfang dieser Vollmacht richten sich nach dem recht der Bundesrepublik Deutschland.

Diese Vollmachtserteilung ersetzt alle früheren Vollmachtserteilungen zur Unterzeichnung von Mietverträgen für die EMU Fonds gegenüber den Bevollmächtigten.

Aschheim I München, den 09. Sep. 2010	GZ Unterhaching (signature not legible)
Landthaler AG & Co. KG

Gewerbezentrum Unterhaching Landthaler AG & Co. KG, vertreten durch die Komplementärin, die SHB Innovative Fondskonzepte AG, diese vertreten durch den Vorstand, Herrn Thomas Vogel